EXHIBIT (n)(1)(i)
As Revised February 1, 2009
EXHIBIT A
to the Multiple Class Plan
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Sterling Shares
Each of the portfolios of the BB&T Funds (the “Trust”) set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, the Institutional Shares and the Sterling Shares of such portfolio as indicated:

Large Cap Fund	Mid Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

Mid Cap Value Fund	Sterling Capital Small Cap Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Sterling Shares

Intermediate U.S. Government Fund	Short U.S. Government Fund
Class A Shares	Class A Shares
Class B Shares	Institutional Shares
Class C Shares Institutional Shares

International Equity Fund	National Tax-Free Money Market Fund
Class A Shares	Class A Shares
Class B Shares	Institutional Shares
Class C Shares Institutional Shares

Special Opportunities Equity Fund	Equity Index Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

Total Return Bond Fund	North Carolina Intermediate Tax-Free Fund
Class A Shares	Class A Shares

Class B Shares	Institutional Shares
Class C Shares	Institutional Shares

Virginia Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

West Virginia Intermediate Tax-Free Fund	U.S. Treasury Money Market Fund
Class A Shares	Class A Shares
Institutional Shares	Class B Shares
Class C Shares
Institutional Shares

Prime Money Market Fund	Capital Manager Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

Capital Manager Equity Fund	Small Cap Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Equity Income Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares